Government grants and assistance	12 Months Ended
Dec. 31, 2020
Disclosure of Government grants and assistance [Abstract]
Government grants and assistance

5Government grants and assistance

The Corporation is evaluating all applicable government relief programs. Notably, in response to the negative economic impact of COVID-19, the Government of Canada, in collaboration with the National Research Council of Canada Industrial Research Assistance Program (“NRC IRAP”), announced the Innovation Assistance Program (“IAP”) program in April 2020. IAP provides a wage subsidy on eligible remuneration, subject to limits per employee, to eligible employers pursuing technology driven innovation who are not eligible for funding under the Canada Emergency Wage Subsidy. The Corporation qualified for this subsidy from the April 1, 2020 effective date through to June 23, 2020, and has, accordingly, recognized $601 of IAP during the year ended December 31, 2020, in government assistance on the consolidated statements of loss and comprehensive loss. As at December 31, 2020, this funding has been fully received.

In May 2020, the Corporation qualified for $378 in NRC IRAP funding toward the development of its COVID-19 vaccine candidate, DPX-COVID-19. Under this program, NRC IRAP will reimburse up to 80% of eligible project salaries and 50% of eligible contractor costs. In July 2020, the Corporation qualified to receive an additional $259 in funding under the terms of this contribution agreement, resulting in a maximum contribution of $637. As at December 31, 2020, the Corporation has recognized $637 of this NRC IRAP funding in government assistance on the consolidated statements of loss and comprehensive loss. As at December 31, 2020, there is $45 in receivables related to this funding.

In July 2020, the Corporation qualified for $2,500 in project funding from Next Generation Manufacturing Canada (“NGen”) to support the rapid development of DPX-COVID-19. Under this program, NGen will reimburse up to 50% of eligible project expenses. The Corporation received advances of $2,054 from NGen in 2020 related to this funding and as at December 31, 2020, $1,568 of the advance has been recognized in government assistance on the consolidated statements of loss and comprehensive loss and $486 has been recorded as a deferred contribution in accounts payable, accrued and other liabilities on the consolidated statements of financial position. The deferred contribution will be recognized in the consolidated statements of loss and comprehensive loss on the same basis as eligible project expenses are incurred.

In August 2020, the Corporation qualified for COVID-19 project funding from ACOA. ACOA’s contribution is an interest free government loan with a maximum contribution of $1 million conditionally repayable based on a percentage of revenue only from resulting COVID-19 vaccine revenue. As at December 31, 2020, there is $100 in receivables related to this ACOA funding. The loan was initially recorded at its fair value and subsequently measured at amortized cost in long-term debt on the consolidated statements of financial position.

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IMV Inc.
Notes to the Consolidated Financial Statements
For the years ended December 31, 2020 and 2019
(Expressed in thousands of Canadian dollars except for share and per share amounts)

5Government grants and assistance (continued)

In October 2020, the Corporation qualified for an additional $5.4 million in project funding from NRC IRAP, to support the continuation of clinical development for IMV’s DPX-COVID-19 vaccine candidate. Under this program, NRC IRAP will reimburse up to 100% of eligible project salaries and 75% of eligible contractor and materials costs. As at December 31, 2020, the Corporation has recognized $1,505 of this NRC IRAP funding in government assistance on the consolidated statements of loss and comprehensive loss. As at December 31, 2020 there is $1,167 in receivables related to this funding. In March 2021, IMV qualified for an additional $500 in project funding under this program.